                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Date of Event Requiring Statement:             May 12, 2011

Issuer Name and Ticker or Trading Symbol:      ArthroCare Corporation, ARTC

Designated Filer:                              OEP AC Holdings, LLC

Other Joint Filers:                            One Equity Partners III, L.P.
                                               320 Park Avenue, 18th Floor
                                               New York, NY 10022

                                               OEP General Partner III, L.P.
                                               320 Park Avenue, 18th Floor
                                               New York, NY 10022

                                               OEP Parent LLC
                                               320 Park Avenue, 18th Floor
                                               New York, NY 10022

Signatures:                                    ONE EQUITY PARTNERS III, L.P.

                                               By: OEP General Partner III, L.P.
                                               as its General Partner

                                               By: OEP Parent LLC
                                               as its General Partner

                                               By: /s/ Christian P. Ahrens
                                                   ----------------------------
                                               Name: Christian P. Ahrens
                                               Title: Managing Director

                                               OEP GENERAL PARTNER III, L.P.

                                               By: OEP Parent LLC
                                               as its General Partner

                                               By: /s/ Christian P. Ahrens
                                                   -----------------------------
                                               Name: Christian P. Ahrens
                                               Title: Managing Director

                                               OEP PARENT LLC

                                               By: /s/ Christian P. Ahrens
                                                   -----------------------------
                                               Name: Christian P. Ahrens
                                               Title: Managing Director